Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the transition report of Barfresh Food Group Inc., a Delaware corporation, on Form 10-K for the transition period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Transition Report”), I, Joseph S. Tesoriero, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Transition Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Transition Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2016

By:	/s/ Joseph S. Tesoriero
Name:	Joseph S. Tesoriero
Title:	Principal Financial Officer